OIL, GAS AND MINERAL LEASE

TEXAS

THIS AGREEMENT made on May 31st, 2014, Between Charles G. Torti, whose address is 1412 Crownhill, Arlington, TX 76012, Russell G. Torti, whose address is 1207 Westmont Dr., Southlake, TX 76092, Lessors, and Dinoco Oil, Incorporated, Lessee, whose address is 1100 NW Loop 410, Suite 700-134, San Antonio, TX 78213.

1. GRANT. Lessor, in consideration of a cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, and of the agreements of Lessee herein contained, hereby grant, leases and lets exclusively unto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term "gas" as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbon gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES. Legal Description:

Jacks A/C Lease - 80.9 acres, more or less, out of the North part of Block or Subdivision 23, Young County School Land Abstract No. 1284, Young County, Texas, described by metes and bounds as follows: Beginning at the NE corner of said block No. 23, at a stone marked NW 22; thence W 2680 feet to a stone for the NW corner, thence S 1315 feet to a stake; thence E 2680 feet to a stake in the W boundary line of Block No. 22, Young County School Land; thence N 1315 feet to the place of beginning.

Lessor agrees to execute at Lessee's request any additional or supplemental instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any rentals or shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of two (2) years from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral is produced in paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, 1/8th of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing in the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well; (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of one-eighth (1/8) of the gas so used, or (ii) if sold on or off the leased premises, one-eighth (1/8) of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well; (c) If a well on the leased premises or lands pooled therewith is capable of producing oil or gas or any other substance covered hereby but such well is either shut-in or production therefrom is not being sold or purchased by Lessee or royalties on production therefrom are not otherwise being paid to Lessor, and if this lease is not otherwise maintained in effect, such well shall nevertheless be considered as though it were producing for the purpose of maintaining this lease, whether during or after the primary term, and Lessee shall tender a shut-in payment of One Dollar per acre then covered by this lease, such payment to be made to Lessor at 1412 Crownhill, Arlington, TX 76012, or to Lessor's credit in the depository designated above, on or before 90 days after the next ensuing anniversary date of this lease, and thereafter on or before each anniversary date hereof while the well is shut-in or production therefrom is not being sold or purchased by Lessee or royalties on production therefrom are not otherwise being paid to Lessor. This lease shall remain in force so long as such well is capable of producing and Lessee's failure to properly pay shut-in payment shall render Lessee liable for the amount due but shall not operate to terminate this lease. The intermittent production from any well during such year shall not render necessary any new or additional shut-in payments with respect to such well or the acreage ascribed thereto.

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5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, whether or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder, and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing in paying quantities (hereinafter called "dry hole") on the leased premises or lands pooled therewith, or if all production (whether or not in paying quantities) ceases from any cause, including a revision of unit boundaries pursuant to the provisions of Paragraph 6 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it shall nevertheless remain in force if Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or lands pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production, or, should the lease be within the primary term, if Lessee tenders rentals on or before the next rental payment date (if any) next ensuing after the expiration of said 90-day period; provided that should completion of operations on the dry hole or cessation of all production occur less than 90 days before the last rental payment date, no rental payments or further operations shall be required to maintain this lease for the remainder of the primary term. If at the end of the primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises from uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

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7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises, the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor's wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines, and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat, transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessor or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part, by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so. This Paragraph 11 shall not apply to erroneous payment of rental.

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11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, in addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest, until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or minerals covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations or orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel, access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express or implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this lease is executed to be effective as of the date first written above, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns, whether or not this lease has been executed by all parties hereof named as Lessor. The Effective Date of this agreement is May 31st, 2014.

LESSORS

/s/ CHARLES G. TORTI
Charles G. Torti, Lessor

/S/ RUSSEL G. TORTI
Russell G. Torti, Lessor

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OIL, GAS AND MINERAL LEASE

TEXAS

THIS AGREEMENT made on May 31st, 2014, Between Charles G. Torti, whose address is 1412 Crownhill, Arlington, TX 76012, Russell G. Torti, whose address is 1207 Westmont Dr., Southlake, TX 76092, Lessors, and Dinoco Oil, Incorporated, Lessee, whose address is 1100 NW Loop 410, Suite 700-134, San Antonio, TX 78213.

1. GRANT. Lessor, in consideration of a cash payment and other good and valuable consideration in hand paid, of the royalties herein provided for, and of the agreements of Lessee herein contained, hereby grant, leases and lets exclusively unto Lessee the land described in paragraph 2 below, hereinafter referred to as leased premises, for the purposes of investigating, exploring, prospecting, drilling and mining for and producing oil, gas (the term "gas" as used herein includes helium, carbon dioxide and other commercial gases, as well as hydrocarbon gases), sulphur, fissionable materials, and all other minerals, conducting exploration, geological and geophysical surveys, core tests, gravity and magnetic surveys, for introducing or injecting fire, air, gas, steam, water, salt water, chemicals, and fluids or substances into any subsurface stratum or strata which is not productive of fresh water for primary, secondary and other enhanced recovery operations.

2. LEASED PREMISES. Legal Description:

Jacks B Lease - 80.9 acres, more or less, out of the South part of Block or Subdivision 23, Young County School Land Abstract No. 1284, Young County, Texas, described by metes and bounds as follows: Beginning at the NE corner of said block No. 23, at a stone marked NW 22; thence W 2680 feet to a stone for the NW corner, thence S 1315 feet to a stake; thence E 2680 feet to a stake in the W boundary line of Block No. 22, Young County School Land; thence N 1315 feet to the place of beginning.

Lessor agrees to execute at Lessee's request any additional or supplemental instruments to effect a more complete or accurate description of the land so covered. For the purpose of determining the amount of any rentals or shut-in payments hereunder, the number of gross acres above specified shall be deemed correct, whether actually more or less.

3. TERM. Subject to the other provisions herein contained, this Lease shall be for a term of two (2) years from the date hereof (called "primary term") and as long thereafter as oil, gas, sulphur, fissionable materials or other mineral is produced in paying quantities from the leased premises or land pooled therewith, or this lease is otherwise maintained in force and effect pursuant to other provisions herein contained.

4. ROYALTY PAYMENT. The royalties to be paid to the Lessor are: (a) On oil, 1/8th of that produced and saved from said land, the same to be delivered at the wells or to the Lessor's credit into the pipelines to which the wells may be connected. Lessee shall have the continuing right to purchase such production at the wellhead market price then prevailing in the same field (or if there is no such price then prevailing in the same field, then the nearest field in which there is such a prevailing price) for production of similar grade and gravity. Lessee may sell any royalty oil in its possession and pay Lessor the price received by Lessee for such oil computed at the well; (b) For gas (including casinghead gas) and all other substances covered hereby (i) if used off the leased premises or used in the manufacture of gasoline or other products, the market value at the well of one-eighth (1/8) of the gas so used, or (ii) if sold on or off the leased premises, one-eighth (1/8) of the amount realized from such sale, provided the amount realized from the sale of gas on or off the leased premises shall be the price established by the Gas Sales Contract entered into in good faith by Lessee and gas purchaser, provided that on gas sold by Lessee the market value shall not exceed the amount received by Lessee for such gas computed at the mouth of the well; (c) If a well on the leased premises or lands pooled therewith is capable of producing oil or gas or any other substance covered hereby but such well is either shut-in or production therefrom is not being sold or purchased by Lessee or royalties on production therefrom are not otherwise being paid to Lessor, and if this lease is not otherwise maintained in effect, such well shall nevertheless be considered as though it were producing for the purpose of maintaining this lease, whether during or after the primary term, and Lessee shall tender a shut-in payment of One Dollar per acre then covered by this lease, such payment to be made to Lessor at 1412 Crownhill, Arlington, TX 76012, or to Lessor's credit in the depository designated above, on or before 90 days after the next ensuing anniversary date of this lease, and thereafter on or before each anniversary date hereof while the well is shut-in or production therefrom is not being sold or purchased by Lessee or royalties on production therefrom are not otherwise being paid to Lessor. This lease shall remain in force so long as such well is capable of producing and Lessee's failure to properly pay shut-in payment shall render Lessee liable for the amount due but shall not operate to terminate this lease. The intermittent production from any well during such year shall not render necessary any new or additional shut-in payments with respect to such well or the acreage ascribed thereto.

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5. POOLING. Lessee shall have the right but not the obligation during or after the primary term while this lease is in effect to pool all or any part of the leased premises or interest therein with any other lands or interests, as to any or all depths or horizons, and as to any or all substances covered by this lease, either before or after the commencement of production, whenever Lessee deems it necessary or proper to do so in order to prudently develop or operate the leased premises, whether or not similar pooling authority exists with respect to such other lands or interests. The unit formed by such pooling for an oil well shall not exceed 80 acres plus a maximum acreage tolerance of 10%, and for a gas well shall not exceed 640 acres plus a maximum acreage tolerance of 10%, except that larger units may be formed for oil wells or gas wells to conform to any well spacing or density pattern that may be prescribed or permitted by any governmental authority having jurisdiction. In exercising its pooling rights hereunder, Lessee shall file of record a written declaration describing the unit and stating the effective date of pooling. Production, drilling or reworking operations anywhere on a unit which includes all or any part of the leased premises shall be treated as if it were production, drilling or reworking operations on the leased premises, except that the production on which Lessor's royalty is calculated shall be that proportion of the total unit production produced and saved which the net acreage covered by this lease and included in the unit bears to the total gross acreage in the unit. Pooling in one or more instances shall not exhaust Lessee's pooling rights hereunder, and Lessee shall have the recurring right but not the obligation to revise any unit formed hereunder by expansion or contraction, or both, either before or after commencement of production, in order to conform to the well spacing or density pattern prescribed or permitted by the governmental authority having jurisdiction, or to conform to any productive acreage determination made by such governmental authority. In making such a revision, Lessee shall file of record a written declaration describing the revised unit and stating the effective date of revision. To the extent any portion of the leased premises is included in or excluded from the unit by virtue of such revision, the proportion of unit production on which royalties are payable hereunder shall thereafter be adjusted accordingly. In the absence of production from a unit, or upon permanent cessation thereof, Lessee may terminate the unit by filing of record a written declaration describing the unit and stating the date of termination.

6. OPERATIONS. If Lessee drills a well which is incapable of producing in paying quantities (hereinafter called "dry hole") on the leased premises or lands pooled therewith, or if all production (whether or not in paying quantities) ceases from any cause, including a revision of unit boundaries pursuant to the provisions of Paragraph 6 or the action of any governmental authority, then in the event this lease is not otherwise being maintained in force it shall nevertheless remain in force if Lessee commences operations for reworking an existing well or for drilling an additional well on the leased premises or lands pooled therewith within 90 days after completion of operations on such dry hole or within 90 days after such cessation of all production, or, should the lease be within the primary term, if Lessee tenders rentals on or before the next rental payment date (if any) next ensuing after the expiration of said 90-day period; provided that should completion of operations on the dry hole or cessation of all production occur less than 90 days before the last rental payment date, no rental payments or further operations shall be required to maintain this lease for the remainder of the primary term. If at the end of the primary term or any time thereafter, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith, but Lessee is then engaged in drilling, reworking or any other operations reasonably calculated to obtain or restore production therefrom, this lease shall remain in force so long as such operations are prosecuted with no cessation of more than 90 consecutive days, and if any such operations result in the production of oil or gas or other substances covered hereby, as long thereafter as there is production in paying quantities from the leased premises or lands pooled therewith. After completion of a well capable of producing in paying quantities hereunder, Lessee shall drill such additional wells on the leased premises or lands pooled therewith as a reasonably prudent operator would drill under the same or similar circumstances to (a) develop the leased premises as to formations then capable of producing in paying quantities on the leased premises or lands pooled therewith, or (b) protect the leased premises from uncompensated drainage by any well or wells located on other lands not pooled therewith. There shall be no covenant to drill exploratory wells or any additional wells except as expressly provided herein.

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7. LESSER INTEREST. Should Lessor own less than the full mineral estate in all or any part of the leased premises, the royalty and shut-in payments, payable hereunder for any well on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that Lessor's mineral interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises.

8. ANCILLARY RIGHTS. Lessee may use in its operations, free of cost, any oil, gas, water and/or other substances produced on the leased premises, except water from Lessor's wells or ponds. The right of ingress and egress granted hereby shall apply to the entire leased premises described in Paragraph 2 above, notwithstanding any partial release or other termination of this lease with respect thereto. If expressly requested in writing by the surface owner, Lessee agrees to bury pipelines across cultivated land below ordinary plow depth, as such depth may be determined at the time of burial. After the pipeline has once been laid below such depth, Lessee shall not thereafter be required to restore the ground cover, or to lower, or to remove such pipeline unless the surface owner first agrees in writing to bear the entire cost thereof, and advances to Lessee the estimated cost thereof. No well shall be located less than 200 feet from any house or barn now on the leased premises without Lessor's consent, and Lessee shall pay for damage caused by its operations to buildings and other improvements now on the leased premises, and to timber and growing crops thereon. Lessee shall have the right at any time to remove its fixtures, equipment and materials, including well casing, from the leased premises during the term of this lease or within a reasonable time thereafter. Lessee may lay pipelines, build roads, tanks, power stations, erect telephone and power lines, and construct other facilities deemed necessary by Lessee on and over and across the leased premises and other lands owned or claimed by Lessor adjacent and contiguous thereto to produce, save, take care of, treat, transport and own products granted by this lease.

9. OWNERSHIP CHANGES. The interest of either Lessor or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part, by area and/or by depth or horizon, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors, and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder, and no change in ownership shall be binding on Lessee until 60 days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event the death of any person entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to the credit of decedent or decedent's estate in the depository designated above. If at any time two or more persons are entitled to shut-in payments hereunder, Lessee may pay or tender such shut-in payments to such persons or to the credit in the depository, either jointly or separately in proportion to the interest which each owns. If Lessee transfers its interest hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred interest, and failure of the transferee to satisfy such obligations with respect to the transferred interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided interest in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in payments hereunder shall be divided between Lessee and the transferee in proportion to the net acreage interest in this lease then held by each.

10. BREACH OR DEFAULT. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least 90 days after Lessor has given Lessee written notice fully describing the breach or default, and then only if Lessee fails to remedy the breach or default within such period. In the event the matter is litigated and there is a final judicial determination that a breach or default has occurred, this lease shall not be forfeited or cancelled in whole or in part unless Lessee is given a reasonable time after such judicial determination to remedy the breach or default and Lessee fails to do so. This Paragraph 11 shall not apply to erroneous payment of rental.

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11. WARRANTY OF TITLE. Lessor hereby warrants and agrees to defend title conveyed to Lessee hereunder, and agrees that Lessee at Lessee's option may pay and discharge any taxes, mortgages or liens existing, levied or assessed on or against the leased premises. If Lessee exercises such option, Lessee shall be subrogated to the rights of the party to whom payment is made, and, in addition to its other rights, may reimburse itself out of any royalties, or shut-in payments otherwise payable to Lessor hereunder. In the event Lessee is made aware of any claim inconsistent with Lessor's title, Lessee may suspend the payment of royalties and shut-in payments hereunder, without interest, until Lessee has been furnished satisfactory evidence that such claim has been resolved. Lessee shall have the right to accept leases or conveyances from others owning or claiming to own interests in the leased premises or minerals covered hereby adverse to the rights of Lessor herein. Should Lessee become involved in any dispute or litigation arising out of any claim adverse to the title of Lessor to said leased premises, Lessee may recover from Lessor its reasonable and necessary expenses and attorney fees incurred in such dispute or litigation, with the right to apply royalties accruing hereunder toward satisfying said expenses and attorney fees.

12. REGULATION AND DELAY. Lessee's obligations under this lease, whether express or implied, shall be subject to all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction including restrictions on the drilling and production of wells, and the price of oil, gas and other substances covered hereby. When drilling, reworking, production or other operations are prevented or delayed or interrupted by such laws, rules, regulations or orders, or by inability to obtain necessary permits, equipment, services, material, water, electricity, fuel, access or easements, or by fire, flood, adverse weather conditions, war, sabotage, rebellion, insurrection, riot, strike, or labor disputes, or by inability to obtain a satisfactory market for production or failure of purchasers or carriers to take or transport such production, or by any other cause not reasonably within Lessee's control, this lease shall not terminate because of such prevention, delay or interruption, and shall be maintained in force and effect for so long as such force majeure continues, and for 60 days thereafter, or so long as this lease is maintained in force by some other provisions thereof, whichever is the later date. Lessee shall not be liable for breach of any express or implied covenants of this lease when drilling, production or other operations are so prevented, delayed or interrupted.

13. EXECUTION. This lease may be signed in any number of counterparts, each of which shall be binding upon all who execute same, whether or not all parties named in the caption hereof execute this lease. Should any one or more of the parties named herein as Lessor fail to execute this lease, it shall nevertheless be binding on the party or parties who execute the same, and additional parties may execute this lease as Lessor, and this lease shall be binding on each party executing the same notwithstanding that such party is named herein as Lessor, and all of the provisions of this lease shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, this lease is executed to be effective as of the date first written above, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns, whether or not this lease has been executed by all parties hereof named as Lessor. The Effective Date of this agreement is May 31st, 2014.

LESSORS

/s/ CHARLES G. TORTI
Charles G. Torti, Lessor

/S/ RUSSEL G. TORTI
Russell G. Torti, Lessor

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